Venerable Insurance and Annuity Company
and the following variable annuities supported by its Separate Account B:

Preferred Advantage Variable Annuity

Prospectus and Notice Supplement Dated July 26, 2024

This supplement updates the Prospectus and Notice for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and Notice for future reference.
______________________________________________________________________________

NOTICE OF FUND ADVISORY AND SUBADVISORY CHANGES

Effective July 15, 2024 (the “Effective Date”), Franklin Advisers, Inc. (“Franklin Advisers”) was retained as a sub-adviser by Putnam Investment Management, LLC (“Putnam Management”) for the below listed funds (each, a “Fund” and together, the “Funds”) pursuant to a new subadvisory agreement between Franklin Advisers and Putnam Management:

Fund
Putnam VT Core Equity Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT Small Cap Value Fund

Putnam Management will continue to serve as each Fund’s investment adviser, and Putnam Investments Limited and The Putnam Advisory Company, LLC will continue to serve as sub-advisers to the applicable Funds.

Effective as of the Effective Date, Putnam Management transferred its management contracts with the below-listed funds (each, a “Fund” and together, the “Funds”) to Franklin Advisers (the “Transfer”):

Fund
Putnam VT Income Fund
Putnam VT Mortgage Securities Fund

As a result of the Transfer, Franklin Advisers replaced Putnam Management as the investment adviser of each Fund. In connection with the Transfer, as of the Effective Date, Putnam Management transferred to Franklin Advisers the sub-management contract between Putnam Management and Putnam Investments Limited in respect of each of the Funds. In addition, as of the Effective Date, Franklin Advisers retained Putnam Management as sub-adviser for the Funds pursuant to a new subadvisory agreement.

Accordingly, the information about the Funds in the Prospectus and Notice for your variable annuity Contract and subsequent supplements thereto is revised and replaced with the following:

INVESTMENT OBJECTIVE	Fund Name Investment Adviser/ Subadviser	CURRENT EXPENSES	Average Annual Total Returns (as of 12/31/2023)
1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Core Equity Fund Investment Adviser: Putnam Investment Management, LLC Subadvisers: Franklin Advisers, Inc. and Putnam Investments Limited* *Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.	(Class IB) 0.95%	28.08%	16.90%	11.95%
Seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.	Putnam VT Income Fund Investment Adviser: Franklin Advisers, Inc. Subadvisers: Putnam Investment Management, LLC and Putnam Investments Limited* *Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.	(Class IB) 0.89%	4.69%	0.37%	1.43%
Seeks capital appreciation.	Putnam VT International Equity Fund Investment Adviser: Putnam Investment Management, LLC Subadvisers: Franklin Advisers, Inc., Putnam Investments Limited and The Putnam Advisory Company, LLC* * Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.	(Class IB) 1.10%	18.51%	9.05%	3.70%

INVESTMENT OBJECTIVE	Fund Name Investment Adviser/ Subadviser	CURRENT EXPENSES	Average Annual Total Returns (as of 12/31/2023)
1 Year	5 Year	10 Year
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund Investment Adviser: Putnam Investment Management, LLC Subadvisers: Franklin Advisers, Inc., Putnam Investments Limited and The Putnam Advisory Company, LLC* *Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	(Class IB) 1.13%	18.68%	9.70%	3.88%
Seek as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.	Putnam VT Mortgage Securities Fund Investment Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Putnam Investments Limited* *Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.	(Class IB) 0.75%[1]	5.27%	0.30%	0.63%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund Investment Adviser: Putnam Investment Management, LLC Subadvisers: Franklin Advisers, Inc. and Putnam Investments Limited* *Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.	(Class IB) 1.03%	23.75%	14.17%	7.82%

1
Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:
Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.